Goodwill and impairment review of goodwill	12 Months Ended
Dec. 31, 2017
Intangible Assets [Abstract]
Goodwill and impairment review of goodwill
Goodwill and impairment review of goodwill

		$ million
	2017	2016
Cost
At 1 January	11,805	12,236
Exchange adjustments	336	(544)
Acquisitions	83	247
Deletions	(61)	(134)
At 31 December	12,163	11,805
Impairment losses
At 1 January	611	609
Exchange adjustments	1	5
Deletions	—	(3)
At 31 December	612	611
Net book amount at 31 December	11,551	11,194
Net book amount at 1 January	11,194	11,627
Impairment review of goodwill

		$ million
Goodwill at 31 December	2017	2016
Upstream	7,728	7,726
Downstream	3,758	3,401
Other businesses and corporate	65	67
	11,551	11,194

Goodwill acquired through business combinations has been allocated to groups of cash-generating units that are expected to benefit from the synergies of the acquisition. For Upstream, goodwill is allocated to all oil and gas assets in aggregate at the segment level. For Downstream, goodwill has been allocated to Lubricants and Other.
For information on significant estimates and judgements made in relation to impairments see Impairment of property, plant and equipment, intangible assets and goodwill within Note 1.
Upstream

		$ million
	2017	2016
Goodwill	7,728	7,726
Excess of recoverable amount over carrying amount	27,705	26,035
Consistent with the prior year the review for impairment was carried out during the third quarter. As permitted by IAS 36, the detailed calculations of recoverable amount performed in 2016 were used in the 2017 impairment test as the criteria in that standard were considered satisfied: the headroom was substantial in 2016; there have been no significant changes in the assets and liabilities; and the likelihood that the recoverable amount would be less than the carrying amount at the time was remote. The table above shows the carrying amount of goodwill for the segment at year-end and the excess of the recoverable amount over the carrying amount at the date of the test (the headroom). The recoverable amount for 2017 is based upon the remaining future cash flows from the 2016 detailed calculation. The headroom presented for 2017 does not represent the headroom that would result if a test was run based on discounted future cash flows estimated using updated 2017 data and assumptions.
The fair value less costs of disposal is based on the cash flows expected to be generated by the projected oil or natural gas production profiles up to the expected dates of cessation of production of each producing field, appropriately risked for the purposes of goodwill impairment testing. Midstream and supply and trading activities and equity-accounted entities are generally not included in the impairment review of goodwill, because they are not part of the grouping of cash-generating units to which the goodwill relates and which is used to monitor the goodwill for internal management purposes. Where such activities form part of a wider Upstream cash-generating unit, they are reflected in the test. The fair value calculation is based primarily on level 3 inputs as defined by the IFRS 13 ‘Fair value measurement’ hierarchy. As the production profile and related cash flows can be estimated from BP’s experience, management believes that the estimated cash flows expected to be generated over the life of each field is the appropriate basis upon which to assess goodwill for impairment. The estimated date of cessation of production depends on the interaction of a number of variables, such as the recoverable quantities of hydrocarbons, the production profile of the hydrocarbons, the cost of the development of the infrastructure necessary to recover the hydrocarbons, production costs, the contractual duration of the production concession and the selling price of the hydrocarbons produced. As each producing field has specific reservoir characteristics and economic circumstances, the cash flows of the fields are computed using appropriate individual economic models and key assumptions agreed by BP management. Capital expenditure, operating costs and expected hydrocarbon production profiles are derived from the business segment plan. Estimated production volumes and cash flows up to the date of cessation of production on a field-by-field basis are developed to be consistent with this. The production profiles used are consistent with the reserve and resource volumes approved as part of BP’s centrally controlled process for the estimation of proved and probable reserves and total resources. Exploration and appraisal assets are deemed to have a recoverable amount equal to their carrying amount.
The key assumptions used in the fair value less costs of disposal calculation are oil and natural gas prices, production volumes and the discount rate. The price and discount rate assumptions for 2016 were used as disclosed in Note 1. The fair value less costs of disposal calculations were prepared solely for the purposes of determining whether the goodwill balance was impaired. Estimated future cash flows were prepared on the basis of certain assumptions prevailing at the time of the prior year test. The actual outcomes may differ from the assumptions made. For example, reserves and resources estimates and production forecasts are subject to revision as further technical information becomes available and economic conditions change, and future commodity prices may differ from the forecasts used in the calculations.
12. Goodwill and impairment review of goodwill – continued
The sensitivities to different variables were estimated for 2016 using certain simplifying assumptions. For example, lower oil and gas price sensitivities do not reflect the specific impacts for each contractual arrangement and will not capture fully any favourable impacts that may arise from cost deflation. Therefore a detailed calculation at any given price or production profile may produce a different result.
For 2016 it is estimated that if the oil price assumption for all future years was approximately $13 per barrel lower in each year, this would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment. It is estimated that if the gas price assumption for all future years was approximately $2 per mmBtu lower in each year, this would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
Estimated production volumes are based on detailed data for each field and take into account development plans agreed by management as part of the long-term planning process. For 2016, the average production for the purposes of goodwill impairment testing over the following 15 years is 889mmboe per year and it is estimated that if production volume were to be reduced by approximately 4% for this period, this would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
For 2016 it is estimated that if the post-tax discount rate was approximately 9% for the entire portfolio, an increase of 3% for all countries not considered ‘higher risk’ and 1% for countries considered ‘higher risk’, this would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
Downstream

						$ million
			2017			2016
	Lubricants	Other	Total	Lubricants	Other	Total
Goodwill	2,849	909	3,758	2,571	830	3,401

Cash flows for each cash-generating unit are derived from the business segment plans, which cover a period of up to five years. To determine the value in use for each of the cash-generating units, cash flows for a period of 10 years are discounted and aggregated with a terminal value.
Lubricants
As permitted by IAS 36, the detailed calculations of Lubricants’ recoverable amount performed in the most recent detailed calculation in 2013 were used for the 2017 impairment test as the criteria in that standard were considered satisfied: the headroom was substantial in 2013; there have been no significant changes in the assets and liabilities; and the likelihood that the recoverable amount would be less than the carrying amount is remote.
The key assumptions to which the calculation of value in use for the Lubricants unit is most sensitive are operating unit margins, sales volumes, and discount rate. The values assigned to these key assumptions reflect BP’s experience. No reasonably possible change in any of these key assumptions would cause the unit’s carrying amount to exceed its recoverable amount. Cash flows beyond the two-year plan period were extrapolated using a nominal 3% growth rate.